UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2022

Social Capital Suvretta Holdings Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40560	98-1586514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 W. Horizon Ridge Parkway, Suite 200 Henderson, NV		89052
(Address of principal executive offices)		(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	DNAC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On April 18, 2022, ProKidney LP (“ProKidney”) announced that, in connection with the previously announced business combination with Social Capital Suvretta Holdings Corp. III (“SCS”), ProKidney and SCS will host a joint analyst day on April 28, 2022 (the “Analyst Day”).

The Analyst Day will begin at 8:00 a.m. Eastern Time on April 28, 2022.

A copy of the materials to be presented at the Analyst Day is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, a live webcast of the Analyst Day will be available on the ProKidney and SCS websites at www.prokidney.com and www.socialcapitalsuvrettaholdings.com/dnac.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the furnishing of this Item 7.01 of Form 8-K and Exhibit 99.1 will not be deemed an admission that such information includes material information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an exhibit to this report:

Exhibit No.	Description

99.1	ProKidney LP and Social Capital Suvretta Holdings Corp. III Analyst Day Presentation, dated as of April 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Suvretta Holdings Corp. III

Date: April 28, 2022	By:	/s/ James Ryans
	Name:	James Ryans
	Title:	Chief Financial Officer

Exhibit 99.1 Renal Autologous Cell Therapy A Step Closer to Potential Dialysis Prevention April 28, 2022 1

Disclaimer General Disclaimer This investor presentation (this “Presentation”) was prepared by Social Capital Suvretta Holdings Corp. III (the “SPAC” or “DNAC”) and ProKidney, LLC (the “Company” or “ProKidney”). This Presentation is intended for research analysts and institutional investors in connection with the proposed transaction between the SPAC and ProKidney (the “Business Combination”). This presentation does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities of the SPAC or the Company. No persons have been authorized to make any representations regarding the information contained in this presentation, and if given or made, such representations should not be considered as authorized. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or the opinions contained herein. This information is provided as a summary as of the date of this presentation and is subject to change without notice. The management teams of the SPAC or ProKidney are under no obligation to update the information contained herein to reflect material developments which may occur after the date of this presentation. Forward Looking Statements This Presentation may contain certain forward-looking statements within the meaning of the federal securities laws, including with respect to the Business Combination between ProKidney and the SPAC and the timing of enrollment of ProKidney’s clinical trials, availability of clinical data and obtainment of regulatory approvals. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the SPAC’s securities, (ii) the risk that the Business Combination may not be completed by the SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the SPAC, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the definitive agreement related to the business combination between the SPAC and ProKidney (the “Business Combination Agreement”) by the shareholders of the SPAC and the satisfaction of the minimum cash condition, (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination, (v) the inability to complete the private placement entered into in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vii) the effect of the announcement or pendency of the transaction on ProKidney’s business relationships, operating results, and business generally, (viii) risks that the Business Combination disrupts current plans and operations of ProKidney and potential difficulties in ProKidney employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against ProKidney or against the SPAC related to the Business Combination Agreement or the Business Combination, (x) the ability to maintain the listing of the SPAC’s securities on a national securities exchange, (xi) the price of the SPAC’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the SPAC plans to operate or ProKidney operates, variations in operating performance across competitors, changes in laws and regulations affecting the SPAC’s or ProKidney’s business, and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry, and (xiv) uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the SPAC’s preliminary proxy statement on Schedule 14A (File No. 001-40560), as amended from time to time, filed with the SEC, the SPAC’s annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 28, 2022, the definitive proxy statement of the SPAC, when available, including those under “Risk Factors” therein and other documents filed by the SPAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ProKidney and the SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ProKidney nor the SPAC gives any assurance that either ProKidney or the SPAC, or the combined company, will achieve its expectations. Industry and Market Data In this Presentation, the Company or the SPAC may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither the Company nor the SPAC has independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information. 2

Disclaimer Additional Information and Where to Find It In connection with the Business Combination between the SPAC and ProKidney, the SPAC has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) and intends to file a definitive proxy statement with the SEC. SHAREHOLDERS OF THE SPAC ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT, AS AMENDED FROM TIME TO TIME, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THESE DOCUMENTS WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE BUSINESS COMBINATION. THEY ARE ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE BUSINESS COMBINATION. When available, the definitive proxy statement will be mailed to the shareholders of the SPAC as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov. Participants in the Solicitation The SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from the SPAC's shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in the SPAC is contained in the SPAC's Registration Statement on Form S-1 as effective on June 29, 2021, and in the SPAC’s Current Report on Form 8-K, dated September 24, 2021 which were filed with the SEC and are available free of charge at the SEC’s web site at www sec gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the SPAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available. Trademarks DNAC and ProKidney own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with DNAC and ProKidney, or an endorsement or sponsorship by or of DNAC and ProKidney. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that DNAC and ProKidney will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. 3

Today’s Participants Pablo Legorreta, Chairman of the Board Chamath Palihapitiya, CEO Dr. Joe Stavas, Tim Bertram, CEO SVP Clinical Development Darin Weber, Deepak Jain, COO SVP Regulatory Development Kishen Mehta, Ashley Johns, James Coulston, CFO Portfolio Manager SVP Clinical Operations Todd Girolamo, David Friedman Dr. Libbie McKenzie, CMO General Counsel Analyst 4

Chronic Kidney Disease Market Is BIG 5

CHRONIC KIDNEY DISEASE MARKET IS BIG CKD is Highly Prevalent in the U.S. & E.U. U.S. and E.U Prevalence of CKD Projected ~50% increase 1. 90.9 from 2010 -2040 in CKD 1. 82.2 Prevalence 1. 74.4 43.8 60.8 38.6 35.8 29.3 47.1 42.6 38.5 31.5 2010 2020 2030 2040 U.S. E.U. Source: National Health and Nutritional Examination Survey 1. Data for the year ended 2020 and any subsequent years are based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties 6 CKD Population (millions)

Large Amount Of Money Is Spent Treating CKD Globally 7

CKD IS AN ENORMOUS BURDEN ON THE HEALTHCARE SYSTEM CKD/Dialysis is One of the Largest Healthcare 1 Expenditure Categories in the U.S. and ROW The Rates of CKD & ESRD and Associated Expenditures are Expected to Continue to Rise ~$80 Billion U.S. Adult Population with CKD - by KDIGO Stage of Disease (Renal Function) Medicare spend on Chronic Kidney Disease CKD Population (millions) % of U.S. Adult Population with CKD 60 15.4% 15.0% 15.2% 55 13.4% ~$50 Billion 50 47.1 1.2 45 42.6 Medicare spend on End Stage Renal Disease 5.9 1.1 38.5 40 5.3 1.0 35 4.8 31.5 14.4 1.2 30 13.0 ~$93 Thousand 3.9 11.8 25 Medicare annual cost per patient for dialysis 9.7 20 10.4 9.4 8.5 15 7.3 10 14.9 13.5 12.2 5 9.2 Private insurance may pay up - 2010 2020 2030 2040 to 4x Medicare costs Stage 1 Stage 2 Stage 3a Stage 3b Stage 4 Stage 5 Source: Medicare spend and per patient dialysis cost as of 2018. United States Renal Data System - USRDS 2020 Annual Report (https://adr.usrds.org/2020/about-the-new-adr). KDIGO refers to Kidney Disease Improving Global Outcomes 1. Data for the year ended 2020 and any subsequent years are based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties 8

LARGE AMOUNT OF MONEY ISSPENT TREATING CKD GLOBALLY Currently, CKD Has No Known Cure Standard of Current Care has Therapies are Limitations Blockbusters • While Patients Continue to Lose • Current Standard of Care Kidney Function on Existing Merely Slows Down The Therapies, Those Therapies Still Expected Eventual Loss of Generate Multi-Billion $ Sales Kidney Function 9 9

REACT® May Rescue Highest-Risk Progressors before ESRD

ProKidney

Unrelenting Progression of CKD with no Available Cures


ALBUMINURIA CATEGORIES (mg/g)
Mild
A1: <30
Moderate
A2: 30 - 300
Severe
A3: >300
eGFR CATEGORIES (ml/min/1.73m²)
≥ 90
CKD 1
60 - 90
CKD 2
45 - 59
CKD 3a
30 - 44
CKD 3b
< 30
CKD 4
REACT®
REACT®
REACT®
REACT®
REACT®
REACT®
Risk for ESRD
Low
Moderately Increased
High
Very High
Standard of Care
Antihypertension
ACEi
ARB
Glucose and Inflammation Reduction
SGLT2i
REACT® TARGETS

10

Recently Approved CKD Drugs Incrementally Slow eGFR Loss, But CKD Has No Known Cure While New Therapies are a Step Forward, Treatment Effect at 24 Months Patients Still Lose Kidney Function 2 2 2 Empagliflozin: +1 ml/min/1.73 m Improvement Canagliflozin: +2.2 ml/min/1.73 m Improvement Dapagliflozin: +1.1 ml/min/1.73 m Improvement 0 0 78 -1 -2 WW Sales WW Sales WW Sales -2 76 ~$5.1bn ~$740mm ~$3.7bn -4 -3 (2026) (2026) (2026) -4 -6 -5 74 -8 -6 2 +2.2 ml/min/1.73 m 2 +1.1 ml/min/1.73 m -7 -10 72 -8 2 +1 ml/min/1.73 m -12 -9 -10 70 -14 -11 -16 -12 68 -13 -18 -14 -20 -15 66 0 4 8 12 16 20 24 28 32 36 40 0 4 8 12 16 20 24 28 32 36 4 8 12 16 20 24 28 32 36 40 44 Months Since Randomization Months Since Randomization Months Since Randomization Empagliflozin 10mg Empagliflozin 25mg Placebo Canagliflozin Placebo Dapagliflozin Placebo Estimated Global Market Sales of Canagliflozin, Source: EvaluatePharma. The New England Journal of Medicine Note: 2026 sales estimates for therapies reflect all indications and are not limited to CKD Dapagliflozin and Empagliflozin are ~$10bn in 2026 11 Least-Squares Mean Change (ml/min/1.73 m²) Least-Squares Mean Change in Estimated GFR (ml/min/1.73 m²) 2 Adjusted mean (SE) eGFR (ml/min/1.73 m )

The Ability To Modify Diseases Can Result In Big Payoffs 12

® REACT ’s Addressable Patient Population We Initially Target a 4-5 Million Patient Segment with Multiple Potential Label Expansion Indications 1 2020 US Patients (mm) US Prevalence of CKD Total CKD 38.5 CKD Stage 3&4 17.6 CKD Stage 3&4 Caused by Diabetes or Hypertension 13.4 8.3 million 5.1 million Potential CKD stage 3&4 caused by CKD stage 3&4 caused by Expansion diabetes hypertension 2 ® 4.4 million REACT EU and ROW Populations Represent >2x the US Market Opportunity eligible patients 1. Total addressable market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this 13 information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties 2. 4.4 million reflects an estimate of CKD Stage 3 & 4 patients with diabetes as primary cause of CKD & 20-50 eGFR

Drug Pricing for Disease Modification Recently Launched Novel Targeted Therapies Command High Prices * 1 $1,125,000 Median: ~$360k Price / Patient ($) 1. These are “game changing” (disease modifying medicines) for the affected patients 2. These medicines can command high prices for their medical impact – total cost per patient of $200k to >$1mm (median ~$360k) Source: Evaluate Pharma, company press releases and Wall Street Research for U.S. and WW sales (2020 to 2030); Price per patient from company press releases, trade journals, online pharmacies, etc. 14 1. Price for initial 2 years. Drug is a multi year therapy *Note that these sales figures are not indicative of sales for REACT®

Meaningful Potential Payoff For REACT® For **Every 1% (44,000 Patients)** Market Penetration

Sizing the US Market Opportunity

Prevalence

4.4 MM[1]

Existing diabetic population in stage 3a, 3b and 4 CKD with 20 – 50 of eGFR

×

Illustrative REACT® Market Penetration

1%
(44,000 patients)

Assumed in the US alone

×

Illustrative REACT® Price per Treatment

~$360,000 / patient[2]

Based on median of recently launched novel targeted therapies

→

Illustrative Unadjusted Sales

~$16BN

Per 1% US market penetration of REACT®

1. Total addressable market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties
2. Median total cost per patient on Trikafta/Orkambi, Tepezza, Soliris/Ultomiris, Evryski, Spinraza and Vutrisiran

15

Significant Cost Savings Potential

PROKIDNEY

A Disease Modifying Drug in CKD Would Reduce Treatment Cost

ESRD Patients Remain on Dialysis for 5-10 Years on Average

Potential Effects of Disease Modifying Product

- Improves Patients' Quality of Life
- Enables Patients to be Productive
- Reduces Burden to Families
- Reduces Healthcare System Costs


Estimated ESRD Cost Per Patient (Illustratively Based on 5 Years on Dialysis)
Up to ~$2mm
Incremental Private Insurance Cost
X 5 Years
~$100k
Up to ~$400k
~$500k
Medicare Cost / Year
Private Insurance Cost / Year
Cumulative 5 Year Cost per Patient

Source: United States Renal Data System - USRDS 2020 Annual Report (https://adr.usrds.org/2020/about-the-new-adr), National Kidney Foundation (https://www.kidney.org/atoz/content/dialysisinfo#how-long-can-you-live-dialysis), company estimates

16

Rest of World Opportunity Presents Attractive Potential Upside

PROKIDNEY

REACT®'s Market Opportunity ex-US/EU is ~230 Million Individuals





China

~100 Million (~11% of population)

Latin America

~64 Million (~10% of population)

Middle East

~45 Million (~10% of population)

Japan

~16 Million (~13% of population)

Korea

~7 Million (~13% of population)

Australia / New Zealand

~4 Million (~12-13% of population)

Source: Seeking Alpha; International Society of Nephrology Global Kidney Health Atlas; Saudi Center for Organ Transplantation; Imai et al, Prevalence of chronic kidney disease in the Japanese general population. Clin Exp Nephrol. 2009; Oh, KH., Park, S.K., Park, H.C. et al. KNOW-CKD (Korean cohort study for Outcome in patients With Chronic Kidney Disease): design and methods. BMC Nephrol 15, 80 (2014); White et al, Comparison of the prevalence and mortality risk of CKD in Australia using the CKD Epidemiology Collaboration (CKD-EPI) and Modification of Diet in Renal Disease (MDRD) Study GFR estimating equations: the AusDiab (Australian Diabetes, Obesity and Lifestyle) Study. Am J Kidney Dis. 2010 Apr; USRDS 2020 Annual Data Report

17

® Early Clinical Data Suggest REACT is Not Just Stopping The Progression of CKD, But Also Driving Meaningful IMPROVEMENT in Kidney Function – A First of Its Kind 18

Preliminary Results From RMCL-002 Phase II Trial In Diabetics With CKD Stages 3A, 3B & 4 ® Comparing Effect of REACT vs Standard of Care ® REACT ® REACT Stabilizes Kidney Function Renal function improved by Baseline eGFR (Cystatin -C): Reached 2 38.4 active vs 37.3 for + 4.1 ml/min/1.73m /yr deferred patients + 1.1 points An absolute improvement higher over 18 months of Baseline eGFR (Creatinine): 2 + 5.7 ml/min/1.73m 34.5 active vs 32.2 for deferred patients + 2.3 points higher Standard of Care Progressive decline in renal function of 2 ‒4.0 ml/min/1.73m /yr Note: As of August 3, 2021, 31 of 42 patients randomized to Deferred Cohort had reached 12 months of follow- A characteristic of SOC up while maintained on best Standard of Care (SOC). The other 11 patients were enrolled in H2’20 and expected to reach 12 months of follow-up later in 2021 for CKD 3a, 3b, and 4 19

Preliminary Results From RMCL-002 Phase II Trial In Diabetics With CKD Stages 3A, 3B & 4 ® Effect of REACT on All Injected Patients ® REACT Renal function improved 2 + 2.7 ml/min/1.73m eGFR slope now 2 + 1.7 ml/min/1.73m /yr Note: As of August 3, 2021, 31 of 42 patients randomized to Deferred Cohort have reached 12 months of follow-up while maintained on best Standard of Care (SOC). The other 11 patients were enrolled in H2’20 and expected to reach 12 months of follow-up later in 2021 20

ProKidney opportunity Social Capital Suvretta Holdings Corp. III (Nasdaq:DNAC) Investment Thesis Attractive Investment World Class Opportunity Leadership with Team Significant Potential • Seasoned management team with deep • Targeting a high acuity, large global unmet medical need experience and expertise in regenerative • Novel platform with broad potential in kidney disease medicine, drug development, and manufacturing • Strong scientific underpinnings • Experienced board, including a chairman with broad financial and scientific expertise and a • Compelling, controlled proof-of-concept Phase 2 data successful track record in biopharma development • RMAT Designation received from FDA and investing • Comprehensive manufacturing plan to achieve supply goals 21

ProKidney opportunity

PROKIDNEY

Merger with DNAC Presents Potential to Create Leading Chronic Kidney Disease Company

Overview[1]

- Pre-money equity value of $1.75 billion
- Pro forma equity value of ~$2.64 billion

PIPE Financing

- $575 million common equity PIPE at $10.00 per share
- Affiliates of DNAC's sponsor to commit $156.4 million
- Existing ProKidney investors to commit at least $50 million[3]

Ownership[2]

- Existing holders: 66.2% of the pro forma equity in the combined company
- DNAC's sponsor, public shareholders: 12.1%
- PIPE investors: 21.7%
- **Lockup (existing holders): 50% at 6 months, 50% after ~4 years**

Earn-out

- 17.5 million shares issuable to ProKidney's existing shareholders in ~5.8 million share increments if stock prices reaches $15.00, $20.00, and $25.00 per share

Use of Proceeds

- Fund Phase 3 trial of REACT®
- Manufacturing and commercial buildout, other general corporate purposes

1. The business combination and resulting company will be structured as a "Up-C" involving (i) DNAC as the surviving public corporation that is the general partner of, and owns equity interests in, a subsidiary partnership, (ii) a right of the historic ProKidney owners who hold equity interests in such partnership to have their partnership interests redeemed or exchanged for DNAC stock (or the cash equivalent thereof) and (iii) a customary tax receivable agreement pursuant to which DNAC agrees to pay to historic ProKidney owners a specified percentage of no less than 85% of the tax savings act actually recognized by DNAC following closing from any pre-closing tax attributes of ProKidney or available to DNAC by reason of the Up-C structure
2. Includes DNAC sponsors and existing ProKidney investors. Pro forma basis. At $10.00 per share, includes 0.64mm shares purchased for "at-risk" capital by DNAC's sponsor and assumes a $575mm common equity PIPE (inclusive of commitments by affiliates of DNAC's sponsor and ProKidney's existing investors), no redemptions from the $250 million trust account, and excludes impact of earn-out issuable to ProKidney's existing investors of 17.5 million shares issued ratably if stock price reaches $15.00, $20.00, $25.00, unvested stock based compensation and reserved and unvested shares pursuant to the new, to-be-established equity incentive plan and employee stock purchase plan
3. At their election, the existing ProKidney investors can increase the size of their share purchase from $50 million uo to $100 million.

Note that Tolerantia will have effective majority voting in director elections due to voting agreement.

22

Investment opportunity

ProKidney

Why ProKidney?

Sponsorship & Team

Strong healthcare investors, funding runway to commercialization

Social Capital, Suvretta Capital, existing PROK investors

Healthcare investor expertise already in PROK

$575 million PIPE commitment

Experienced PROK management team

Early Clinical Success

Candidate kidney therapy to delay/prevent dialysis in CKD

Phase 2 data show improved multiple kidney functions

Phase 3 program underway

RMAT status with FDA

Strong IP & know-how

Financial Strength

Strong balance sheet for transformative opportunity

Capital raised supports Phase 3; may raise additional capital to ramp up sales, marketing & manufacturing

Manufacturing in place for Phase 3, phased scale up planned contingent on approval

$130 billion Medicare spend on ESRD/CKD

Potential benefits to afflicted patients, society, and investors

23

Total addressable market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties

ProKidney and our Renal ® Autologous Cell Therapy (REACT ) 24

® ProKidney and REACT aim to disrupt the CKD treatment landscape 25

® REACT Designed to Address Multiple Areas of High Unmet Need Potential Therapeutic Targets for Treatment of CKD Lead Platform Programs Registration (Clinical Development) Preclinical IND Phase 1 Phase 2 Phase 3 (BLA/MAA) Diabetes Type II – Prevent/Delay CKD 3/4 Fully Enrolled 002 à 002 OLE Phase 2 2 (20-50 ml/min/1.73m , N = 81) Diabetes Type II – Prevent/Delay CKD 3/4 2 (20-50 ml/min/1.73m , N = 1,200) Enrolling in US Phase 3 006/016à 017/008 ® REACT /DKD Diabetes Type II – Delay CKD 4/5 Fully Enrolled Phase 2 003 2 (14-20 ml/min/1.73m , N = 10) Diabetes Repeat Dose Prevent/Delay CKD 3/4 2 Enrolling Phase 2 (injecting both kidneys w/ redose trigger) 007 (20-50 ml/min/1.73m , N= 50*) ® Enrolling REACT /CAKUT Congenital Anomalies – Prevent/Delay N=15 004 Phase 1 * Increased from 30 as indicated in Proxy Amendment No. 1, page 289 26

Identifying a Potential Cell-based Therapeutic Selecting the Active Biological Ingredients ® REACT : Autologous Homologous Triple Cell admixture 26 3 Types of Cells Types of Progenitors ® in Adult Kidney in REACT Active Biological Ingredient: • Six-2/OSR1/PAX-2 (Cap Mesenchyme) • RET (Ureteric Bud) • Podocin / Nephrin 27

® REACT Progenitor Composition: Restoration of Kidney Function Remodeling and Renovating Renal Nephrons Canine cells rapidly migrate throughout kidney and integrate into nephrons and interstitium Intra-tubular and Glomerular Interstitial Injection Injection + 4 hours Injection + 24 hours ® ® (REACT – Blue) (REACT – Blue) Data on file, submitted for publication 28

Correlation of Structural and Functional Effects

ProKidney

Impact on Multiple Kidney Functions with Survival Advantage

Pre-treated

Post-treated


H&E, x100
Masson's Trichrome, x200


% Survival
100
80
60
40
20
0
Untreated
Treated
220
240
260
280
300
Days on Study

4 Animal Models with established CKD:
1. ZSF1 Diabetic Rat
2. 5/6th Nephrecomtized Rat
3. Ischemia/Gentimycin Rat
4. 70% Nephrectomized Canine

Source: Am J Physiol Renal Physiol 299: F1026-F1039, 2010

IMPROVED NEPHRON FUNCTION AND STRUCTURE

- Glomerular Filtration
- Tubular Transport
- Ability to Concentrate Urine
- Reduced glomerulotubular fibrosis

RESTORATION OF NORMAL BLOOD PRESSURE

- Renin-angiotensin-aldosterone system
- Plasma-Volume maintenance

RETURN OF MINERAL BALANCE (VIT D)

- Bone metabolism maintained

RESTORATION OF ERYTHROID HOMEOSTASIS (EPO)

- Anemia normalized

29

® REACT Impact on Kidney Function ® Data Suggest that REACT Treatment May Improve Kidney Function 30 Source: Am J Physiol Renal Physiol 299: F1026-F1039, 2010

Clinical Data from RMCL-002 Phase II Trial 31

® REACT : Restoration of Kidney Function ® ProKidney’s REACT Autologous Cell Therapy The expanded, target cell therapy is frozen for 3 storage and injection 2 Cells are expanded and then selected for the 3 KEY CELL TYPES 4 Cell therapy is injected into the patient’s kidneys Renal cortex cells are harvested 1 using a routine kidney biopsy 32

33

® Early Clinical Data Suggest REACT is Not Just Stopping The Progression of CKD, But Also Driving IMPROVEMENT in Kidney Function – A First of Its Kind 34

Preliminary Results From RMCL-002 Trial In Diabetics With CKD Stages 3A, 3B & 4 RMCL-002 Clinical Trial Design Active N=39 Open Label st nd 1 2 Extension (OLE) ® ® REACT REACT N=81 R Injection Part 2 Injection 1:1 Screen Deferred N=42 Biopsy & Randomization Visits will occur at nd 12 months 2 3-month intervals 1st ® ® Observation REACT for 3 years REACT Injection Injection Key Entry Criteria • Type 2 Diabetic Mellitus (DKD) • Male or Female 30-80 years of age 2 • eGFR ≥20 and ≤50 mL/min/1.73m • Not on renal dialysis, HbA1c <10% 35 End of Study (EOS) Part 1 End of Study (EOS) Part 2

Preliminary Results From RMCL-002 Trial In Diabetics With CKD Stages 3A, 3B & 4

PROKIDNEY

Comparing Effect of REACT® vs. Standard of Care, alignment by enrollment



Active Patients (N = 39) Effect After 1st Injection vs Deferred Patients on SOC (N = 31)
Average Change in eGFR and P - Values
Screening
1st Inj
1st Inj + 3m Follow-up
2nd Inj
2nd Inj + 3m Follow-up
2nd Inj + 6m Follow-up
2nd Inj + 9m Follow-up
2nd Inj + 12m Follow-up
Screening
Biopsy
Obs 3m
Obs 6m
Obs 9m
Obs 12m
eGFR (ml/min/1.73m²)
33.9
31.6
32.8
32.5
38.5
28.2
+4.1
-3.9
P - Value: 0.013
P - Value: 0.038
P - Value: 0.043
Active Cohort
Deferred Cohort
N = 39 39 32 29 22 17 14 11
N = 31 31 30 29 29 29
Months

REACT®
Annual slope of eGFR
+4.1
ml/min/1.73m²/yr
SOC
Annual average change in eGFR
-3.9
ml/min/1.73m²/yr

36

Note: P-values calculated using Two Sided Welch Two Sample T Test, data as of August 3, 2021

Preliminary Results from RMCL-002 Trial In Diabetics With CKD Stages 3A, 3B & 4 Impact on Albuminuria vs. Control 200 180 160 140 120 % Change in 100 Albuminuria 80 Significant 60 Reduction in 40 Albuminuria p=0.03 Change 20 0 Standard of Care REACT® treated N=28 N=42 P-values calculated using Welch Two Sample T Test for unequal variances, data as of Jul 21, 2021 37

Preliminary Results from RMCL-002 Trial ® Effect of REACT on eGFR in Subjects with UACR Stages A1/A2 and A3 ® REACT Renal function improved or stabilized After REACT treatment in Subjects with average eGFR 2 of 33.8 ml/min/1.73m and at high risk of ESRD Data on file, data as of March 1, 2022 38

Preliminary Results From RMCL-002 Trial In Diabetics With CKD Stages 3A, 3B & 4 ® Comparing Effect of REACT vs. Standard of Care, Alignment by Enrollment Longer term Active Patients (N = 39) Effect After 1st Injection vs Deferred Patients on SOC (N = 40) Average Change in eGFR follow -up: REACT Screening 1st Inj 1st Inj + 3m 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m 2nd Inj + 15m 2nd Inj + 18m Follow-up Follow-up Follow-up Follow-up Follow-up Follow-up Follow-up ____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________ improves Screening Biopsy Obs 3m Obs 6m Obs 9m Obs 12m and stabilizes kidney 40 function 37.4 35 33.9 32.8 31.7 32.0 Active Cohort 30 Standard of 28.4 Deferred Cohort Care Cohort: 25 Follow -up completed N = 39 39 31 33 29 26 21 15 12 12 N = 40 40 38 35 39 39 20 -6.0 -3.0 0.0 3.0 6.0 9.0 12.0 15.0 18.0 21.0 24.0 Months 39 Note: Data as of March 1, 2022 2 eGFR (ml/min/1.73m )

Preliminary Results From RMCL-002 Trial In Diabetics With CKD Stages 3A, 3B & 4 ® Data suggest that REACT treatment may have multiple clinical benefits IMPROVE ® Data suggest that REACT cells integrate and release cytokines and may improve kidney function 40 Source: Data on file

Phosphorus (mg/dl) Preliminary Results From RMCL-002 Trial In Diabetics With CKD Stages 3A, 3B & 4 ® Effect of REACT on Serum Hemoglobin and Phosphorus of Active Cohort All Patients Randomized to Active (N = 39) Average Change in Hemoglobin and Phosphorus 15 6.0 Screening Biopsy 1st Inj 1st Inj + 3m 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m X Follow-up Follow-up Follow-up Follow-up Follow-up 14 5.5 +0.7 13.2 13 -1.0 5.0 12.2 12.6 Hemoglobin Pre 12 4.5 Hemoglobin Post Phosphorus - Pre Inj 11 4.0 Phosphorus - Post Inj 3.9 3.9 +0.1 10 3.5 3.5 -0.6 9 3.0 N = 38 39 39 30 29 22 16 14 10 8 2.5 -6.0 -3.0 0.0 3.0 6.0 9.0 12.0 15.0 18.0 21.0 24.0 Months 41 Data on file. Data as of August 3, 2021 Hemoglobin (g/dl)

® REACT clinical studies Summary Phase 2 In Diabetics With CKD Stages 3A, 3B & 4 Treatment Effects of ® REACT on Diabetic Kidney Disease (DKD) in Trials to Date VS *Based on Subjects Randomized to the Active and SOC Arms Standard of Care Patients: >2/3 projected to progress to ESRD and dialysis* ® ® Safety Profile in REACT : > 160 REACT Injections In 7 Clinical Trials Over a 7 Year Time Period ® • Repeated injections of REACT into kidneys have shown to be well tolerated in trials to date • Rate of renal bleeds lower than standard renal biopsy, < 2% • No product related Severe Adverse Events • Rate of Adverse Events comparable expectations to similar T2 DKD trial populations 42

® REACT Registrational Program Phase 3 in Diabetic CKD Diabetic Kidney Disease REGEN-016 REGEN-006 REGEN-008 Phase 3 1:1 blinded RCT* with bi- Phase 3 1:1 blinded RCT Phase 4 Long Term Follow-Up – ® ® lateral dosing study of REACT with bi-lateral dosing study of safety and durability of REACT ® including a sham + SOC* control REACT including a sham + in Diabetic CKD subjects arm. Actively recruiting in U.S. with SOC control arm. Commencing expansion to Australia, Canada, late 2022 in EU and ROW* Mexico, Israel, Taiwan, and UK 43 * RCT: Randomized controlled trial, SOC: Standard of Care, ROW: Rest of World

® REACT Registrational Program Regulatory & Reimbursement Engagement Plan Diabetic Kidney Disease Conducting ‘Gold Standard’ Two Adequate and Well Controlled RCT for BLA* Approval FDA / o RMAT* Designation provides potential for accelerated approval pathway in U.S. EMA* o Time to event and composite endpoints aligned with registration study designs followed by other CKD therapies (SGLT2i) HTA* Potential Healthcare Savings HTA o Validate REACT delay in time to ESRD (dialysis/transplant) as major healthcare system cost savings with HTAs o MHRA/NICE* parallel advice for UK o U.S., France, Germany HTAs 44 * EMA: European Medicines Agency, RMAT: Regenerative Medicine Advanced Therapy, BLA: Biologics License Application, SGLT2i: Sodium-glucose Co-transporter 2 inhibitor, HTA: Health technology assessment, MHRA: Medicines & Healthcare products Regulatory Agency of the United Kingdom, NICE: National Institute for Health and Care Excellence in the United Kingdom

REACT® Registrational Program

PROKIDNEY

First patients enrolled earlier this year


Screen
N~600
R
1:1
Randomization
Sham Control / SoC N~300
Sham Biopsy
1st Sham REACT® Injection
2nd Sham REACT® Injection
REACT® N~300
Biopsy
1st REACT® Injection
2nd REACT® Injection
End of Study (EOS)
REGEN-008 Long Term Follow Up
Visits will occur at 3-month intervals for 5 years
REGEN-008 Long Term Follow up EOS

Key Entry Criteria

- Type 2 Diabetic Mellitus (DKD)
- Male or Female 30-80 years of age
- eGFR ≥20 and ≤50 mL/min/1.73m²
- Not on renal dialysis, HbA1c <10%
- UACR less than 5,000

Event-driven Primary Composite Endpoint

- At least 40% reduction in eGFR;
- eGFR<15mL/min/1.73m² and/or chronic dialysis, and/or renal transplant; or
- Death from renal or cardiovascular causes

45

® REACT Registrational Program Global reach REGEN -006, 7 countries REGEN -016, 17 countries 46

Clinical Development Timeline

ProKidney

Key data sets


Phase III Registrational Program
(1,200 Pts)
REGEN-006/REGEN-016 Patient Recruiting & all Events Reached
REGEN-008 Long Term Follow-Up
Interim Analysis
REACT® Launch*
2022
2023
2024
2025
2026
2027
RMCL-002 Phase II (81 Pts)
All deferred patients dosed
All active patients complete 2-year follow-up
All deferred patients complete 2-year follow-up
CSR Part 1
Last Patient Out of OLE
CSR for OLE
REGEN-007 Phase II (50 Pts)
Initial evaluation data
CSR

*The commercial launch of REACT is contingent upon receiving market authorization from competent regulatory/governmental authorities in the corresponding jurisdictions

47

Manufacturing Process 48

Manufacturing Strategies Current Process Biopsy Processing Cell Expansion Cell Selection Dose Preparation Cell Delivery (Module 1) (Module 2) (Module 3) (Module 4) (Module 5) 10 5 2 1 12 weeks from biopsy to cell delivery 18 49

Manufacturing Strategies Step-by-step Production Capacity Increases Based on 1% Penetration Scenario U.S. + ex-U.S. U.S. + ex-U.S. U.S. 20K per year 40-45K per year 60-65K per year Launch Launch Launch +2 years +4 years Staged investment to align with market uptake and business continuity 50

Manufacturing Strategies Major Opportunities for COGS Reduction Reduction of Labor and Materials through: o Automation COGS o Bioprocess o Formulation o Supply chain 51

Manufacturing Strategies Strategy to Produce Commercial Quantities Reliable, established process in-place Unique industrial process know-how Step-by-step scale up & build out to 65K+ annual capacity 52

Evergreen potential of IP Strong and long exclusivity Patent estate extends into 2042, with potential to extend • Composition of Matter, Potency Valuation, & Dose/Dosing Regimen: 282 Patents & Applications, 14 Families • Manufacturing Know-how, Assays, & Trade secrets • Market Exclusivity from BCPIA* for 12 years & EMA 10 years Process and Product allow for continuous innovation with IP generation *BCPIA = Biologics Price Competition and Innovation Act of 2009 53

Why ProKidney? 54

Opportunity to create disruptive world leader in CKD therapy Why ProKidney The Problem The Goal The Product The Plan The Mission ® • $130 billion • Stabilize, or • REACT utilizes • Phase 3 clinical • Meaningfully reduce the Medicare cost REVERSE the proprietary program received to care for the decline of kidney autologous cell FDA and EMA number of people on dialysis or 40 million function to delay therapy harvested guidance, trial CKD/ESRD or prevent from the patient’s underway requiring patients in US dialysis / renal own kidney transplantation • Target commercial each year transplantation ® • 75 million CKD • REACT contains launch in 2026 patients in the • Reduce the three specific cell • Our target US and EU lifetime cost of types to help population care for CKD promote regrowth involves millions afflicted patients of all functional of diabetic kidney segments CKD patients worldwide 55

Q&A 56